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                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 14, 2004

                             PanAmSat Corporation
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            (Exact name of registrant as specified in its charter)

           Delaware                   0-22531                   95-4607698
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(State or other jurisdiction of      (Commission               (IRS Employer
         incorporation)              File Number)           Identification No.)

   20 Westport Road, Wilton, Connecticut                              06897
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(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code: (203) 210-8000

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        (Former name or former address, if changed since last report.)




        Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

                                                               SEC 873 (10-02)
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Item 7.  Financial Statements, Pro Forma Information and Exhibits.

              (c)      Exhibits

              99.1     Press Release dated July 14, 2004*

              99.2 Supplemental Regulation FD Disclosure of PanAmSat Corporation dated July 15, 2004*

         * These exhibits are furnished by the Company and are not "filed" for purposes of Section 18 of the Exchange Act. See Item 9.

Item 9.  Regulation FD Disclosure.

          On July 14, 2004, PanAmSat Corporation (the "Company") issued a press release announcing the commencement of certain financing transactions in connection with the anticipated acquisition of the Company by affiliates of Kohlberg Kravis Roberts & Co., L.P., The Carlyle Group and Providence Equity Partners. A copy of the press release is filed as Exhibit 99.1 hereto and incorporated by reference herein.

          In addition, attached as Exhibit 99.2 hereto and incorporated by reference herein is a presentation of certain information relating to the Company that is anticipated to be provided to certain persons in connection with the financing transactions noted above.



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

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           PanAmSat Corporation
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                                                (Registrant)

Date   July 15, 2004                    /S/ James W. Cuminale
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                                                 (Signature)
                                     Name:  James W. Cuminale
                                     Title: Executive Vice President
                                            and General Counsel




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                                 EXHIBIT INDEX

Exhibit No.                               Description
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   99.1           Press Release dated July 14, 2004*

   99.2 Supplemental Regulation FD Disclosure of PanAmSat Corporation dated July 15, 2004*




* These exhibits are furnished by the Company and are not "filed" for purposes of Section 18 of the Exchange Act. See Item 9.



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